UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): December 29, 2005

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

                       1-32532                               20-0865835
              (Commission File Number)                    (I.R.S. Employer
                                                        Identification No.)

      50 E. RiverCenter Boulevard, Covington, Kentucky       41012-0391
          (Address of principal executive offices)           (Zip Code)

             P.O.   Box 391, Covington, Kentucky             41012-0391
                    (Mailing Address)                        (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 2230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events

     Effective December 29, 2005, Ashland Inc. took the actions required under the indenture dated August 15, 1989, as later amended (the "Indenture") to discharge certain obligations with regard to following notes: 6.625%
Senior Notes (CUSIP No.: 044204AC9) ($2,960,000), 7.90% Series F Medium-Term Notes (CUSIP No.: 04454CDG8) ($1,604,000), 7.79% Series F Medium-Term Notes (CUSIP No.: 04454CDH6) ($1,200,000), 8.38% Series F Medium-Term Notes (CUSIP
No.: 04420QAK2) ($8,500,000), 7.40% Series G Medium-Term Notes (CUSIP No.:
04420QAV8) ($2,541,000), 7.16% Series G Medium-Term Notes (CUSIP No.: 04420QAY2)
($5,000,000), 7.71% Series G Medium-Term Notes (CUSIP No.: 04420QAN6) ($5,000,000), 6.86% Series H Medium-Term Notes (CUSIP No.: 04420QBD7) ($17,105,000). Such discharges are subject to certain remaining conditions provided in the Indenture.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              ASHLAND INC.
                                 -------------------------------------------
                                              (Registrant)



Date:  January 3, 2006                /s/ J. Marvin Quin
                                 --------------------------------------------
                                 Name:   J. Marvin Quin
                                 Title:  Senior Vice President,
                                         and Chief Financial Officer